SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                                  August 8, 2000
                                 --------------
                        (Date of earliest event reported)


                            Electric Lightwave, Inc.
                -------------------------------------------------
               (Exact name of Registrant as specified in charter)


         Delaware                     0-23393                     93-1035711
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

              3 High Ridge Park, Stamford, CT                    06905
          --------------------------------------------          --------
           (Address of principal executive offices)            (Zip Code)

                                 (203) 614-5600
                                 ---------------
              (Registrant's telephone number, including area code)

                            Changes since last report
                           ---------------------------
             (Former name or address, if changed since last report)
            4400 NE 77th Avenue, Vancouver, WA                   98662
          --------------------------------------------          --------
                                  (360)816-3000
                                 ---------------

Item 5.  Other Events.
--------------------------------------------------------------------------------


This report is being filed to make available the following press release dated August 8, 2000.

--------------------------------------------------------------------------------


FOR IMMEDIATE RELEASE

Contacts:

Financial Community                       Media
Alan H. Oshiki, Assistant Vice President  Brigid M. Smith, Assistant Vice
Investor Relations                        President, Corporate Communications
(203) 614-5629                            (203) 614-5042
aoshiki@czn.com                           bsmith@czn.com



   ELECTRIC LIGHTWAVE REPORTS FINANCIAL RESULTS FOR THE SECOND QUARTER OF 2000

STAMFORD, Conn., August 8, 2000 - Electric Lightwave, Inc. (NASDAQ:ELIX), a facilities-based competitive local exchange carrier, today announced financial results for the second quarter of 2000.

Revenue for the quarter ended June 30, 2000 was $60.6 million, 32% above revenue of $46.1 million in the second quarter of 1999. The company's EBITDA loss declined to $1.4 million in the second quarter of 2000, compared to a $16.7 million loss in the second quarter of 1999, an improvement of $15.3 million. The net loss in the 2000 second quarter was $35.0 million, or $0.69 per share, compared to a net loss of $33.2 million or $0.67 per share in the second quarter of 1999.

Revenue for the first six months of 2000 was $117.4 million, up 39% from $84.3 million during the comparable period last year. The company's six-month EBITDA loss declined to $8.1 million compared to a $39.5 million loss for the prior year period. The net loss for the first six months of 2000 was $70.1 million, or $1.39 per share, compared to a net loss of $68.2 million or $1.37 per share for the first six months of 1999.

"Revenue in every category of our current product mix has grown significantly at solid margins," said Rudy J. Graf, chief executive officer of Electric Lightwave. "We continue to make excellent progress toward our goal of positive EBITDA in the second half of this year."

Electric Lightwave, Inc. is a broadband integrated communications company providing Internet, data, voice and dedicated access services to communications-intensive businesses and the growing e-commerce market. The company owns and operates high-speed fiber optic networks that interconnect major markets in the West and operates a leading national Internet and data network. Headquartered in Vancouver, Washington, Electric Lightwave is on the World Wide Web at www.eli.net. The company is 83% owned by Citizens Communications (NYSE:CZN).

     This press release contains forward-looking statements that are subject to risks and uncertainties which could cause actual results to differ materially from those expressed or implied in the statements. All forward-looking statements are only predictions or statements of current plans, which are constantly under review by Electric Lightwave (the Company). All forward-looking statements may differ from actual future results due to, but not limited to, changes in the local and overall economy, the nature and pace of technological changes, the number and effectiveness of competitors in the Company's markets, success in overall strategy, changes in legal and regulatory policy, relations with Incumbent Local Exchange Carriers (ILECs) and their ability to provide delivery of services including interoffice trunking, implementation of back office service delivery systems, the Company's ability to identify future markets and successfully expand existing ones and the mix of products and services offered in the Company's target markets. Readers should consider these important factors in evaluating any statement contained herein and/or made by the Company or on its behalf. The Company has no obligation to update or revise forward-looking statements to reflect the occurrence of future events or circumstances.
                                                            (tables follow)

                   Electric Lightwave, Inc.
                   Statements of Operations
            (In thousands, except per share data)

                                                                      Three Months Ended

                                                   06/30/2000            03/31/2000            06/30/1999
                                               -------------------   -------------------   --------------------
Revenue:
     Network Services                                    $ 17,173              $ 16,004               $ 12,983
     Local Telephone Services                              25,951                24,274                 18,600
     Long Distance Services                                 4,265                 4,596                  9,245
     Data Services                                         13,231                11,904                  5,267
                                               -------------------   -------------------   --------------------
               Total Revenues                              60,620                56,778                 46,095
                                               -------------------   -------------------   --------------------

Operating Expenses:
     Network Access                                        18,294                20,696                 23,702
     Operations                                            13,446                11,575                  9,633
     Selling, General and Administrative                   30,315                31,172                 29,447
     Depreciation and Amortization                         14,721                12,755                  8,150
                                               -------------------   -------------------   --------------------
               Total Operating Expenses                    76,776                76,198                 70,932
                                               -------------------   -------------------   --------------------

Loss from Operations                                      (16,156)              (19,420)               (24,837)

Interest Expense and Other                                 18,556                15,484                  8,068
                                               -------------------   -------------------   --------------------

     Net Loss Before Income Taxes                         (34,712)              (34,904)               (32,905)

Income Tax Expense                                            246                   235                    300
                                               -------------------   -------------------   --------------------

     Net Loss                                           $ (34,958)            $ (35,139)             $ (33,205)
                                               ===================   ===================   ====================

     EBITDA                                              $ (1,435)             $ (6,665)             $ (16,687)
                                               ===================   ===================   ====================

Weighted average shares outstanding                        50,418                50,183                 49,822

Net Loss Per Common Share:
     Basic                                                $ (0.69)              $ (0.70)               $ (0.67)
     Diluted                                              $ (0.69)              $ (0.70)               $ (0.67)

                           Electric Lightwave, Inc.
                           Statements of Operations
                     (In thousands, except per share data)


                                                         Six Months Ended

                                                 06/30/2000            06/30/1999
                                            -------------------   -------------------
Revenue:
     Network Services                                 $ 33,177              $ 23,407
     Local Telephone Services                           50,225                32,908
     Long Distance Services                              8,862                17,775
     Data Services                                      25,134                10,221
                                            -------------------   -------------------
               Total Revenues                          117,398                84,311
                                            -------------------   -------------------

Operating Expenses:
     Network Access                                     38,990                48,926
     Operations                                         25,021                18,667
     Selling, General and Administrative                61,487                56,214
     Depreciation and Amortization                      27,476                15,144
                                            -------------------   -------------------
               Total Operating Expenses                152,974               138,951
                                            -------------------   -------------------

Loss from Operations                                   (35,576)              (54,640)

Interest Expense and Other                              34,040                12,847
                                            -------------------   -------------------

     Net Loss Before Income Taxes                      (69,616)              (67,487)

Income Tax Expense                                         481                   670
                                            -------------------   -------------------

     Net Loss                                        $ (70,097)            $ (68,157)
                                            ===================   ===================

     EBITDA                                           $ (8,100)            $ (39,496)
                                            ===================   ===================

Weighted average shares outstanding                     50,289                49,812


Net Loss Per Common Share:
     Basic                                             $ (1.39)              $ (1.37)
     Diluted                                           $ (1.39)              $ (1.37)


                         Electric Lightwave, Inc.
                   Selected Financial & Operating Data
              (In thousands, except selected operating data)


                                                  06/30/2000                  03/31/2000                  06/30/1999
                                           ---------------------       ---------------------       ---------------------

Selected Financial Data

Gross Property Plant & Equipment
Owned or under capital lease                          $ 936,368                   $ 824,671                   $ 693,449
Under operating lease                                 $ 108,541                   $ 108,541                   $ 108,541
                                           ---------------------       ---------------------       ---------------------
             Total                                  $ 1,044,909                   $ 933,212                   $ 801,990

Selected Operating Data
Markets                                                      25                          25                          25
Route Miles                                               5,911                       5,905                       3,128
Fiber Miles                                             295,157                     293,687                     192,213
Buildings Connected On-Net                                  838                         834                         795
Switches and Routers:
             Internet Routers                                63                          62                          42
             ATM Switches                                    23                          23                          22
             Frame Relay Switches                            32                          32                          31
             Voice Switches                                   8                           8                           7
Access Line Equivalents                                 196,259                     180,935                     121,516
Access Line Equivalents/Voice Switch                     22,526                      21,712                      17,359
% on Switch                                                 92%                         96%                         99%
Employees                                                 1,195                       1,182                       1,233
Customers                                                 2,788                       2,593                       1,961

                                   SIGNATURES
                                ----------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Electric Lightwave, Inc.
                            ------------------------
                                   Registrant




                              By: /s/ Kerry D. Rea
                           -----------------------------
                             Kerry D. Rea
                             Vice President and Controller



Date:     August 9, 2000